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                       Securities and Exchange Commission

                              Washington, DC 20549

                                   Form 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 2002
                                                          -------------

                         Sterling Financial Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                    0-16276                    23-2449551
----------------------------    ------------------------        -------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

         101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
         --------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


        Registrant's Telephone number, including area code (717) 581-6030
                                                           ---------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 24, 2002, Sterling Financial Corporation issued a press release announcing results of operation for the quarter and six months ended June 30, 2002. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits:

             99.1   Press Release of Registrant, dated July 24, 2002,
                    Re: Sterling Financial Corporation's Earnings Increase 17.0%


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     STERLING FINANCIAL CORPORATION



                                     By: /s/ Douglas P.Barton
                                       ------------------------------
                                       Douglas P. Barton, CPA
                                       Vice President, Chief Accounting Officer
                                       and Secretary



DATE    July 24, 2002
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                                  EXHIBIT INDEX



                                                                Page Number
                                                                in Manually
Exhibit                                                         Signed Original
-------                                                         ---------------
 99 .1   Press Release of Registrant, dated  July 24, 2002
         Re: Sterling Financial Corporation's Earnings
             Increase 17.0%                                          4 - 6